Transamerica Government Money Market
Summary Prospectus March 1, 2025

Class R2 (TGRXX)	Class R4 (TFGXX)	Class I3 (TGTXX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at https://www.transamerica.com/financial-pro/investments/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information dated March 1, 2025, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2024, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R2	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R2	R4	I3
Management fees	0.24%	0.24%	0.24%
Distribution and service (12b-1) fees	0.25%	0.25%	None
Other expenses	0.15%[1]	0.09%	0.09%
Total annual fund operating expenses	0.64%	0.58%	0.33%
Fee waiver and/or expense reimbursement[2]	0.00%	0.08%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.64%	0.50%	0.33%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.69% for Class R2 shares, 0.50% for Class R4 shares and 0.38% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount contractually waived and/or reimbursed that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition to the contractual expense limitation arrangements, TAM or its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the fund in an effort to prevent the class’s yield from falling below zero. Any such waiver and/or expense reimbursement may be discontinued or modified at any time. Such waivers or reimbursements, if any, are not reflected in the fee table. Any amounts so waived or reimbursed are subject to recapture by TAM in certain circumstances. Please see the “Expense Limitation” section of the SAI for more details.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R2	$65	$205	$357	$798
Class R4	$51	$178	$316	$718
Class I3	$34	$106	$185	$418
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•
high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•
repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•
cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission.
The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The fund may invest in other government money market funds to the extent permitted by law.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Principal Risks: You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. The relative significance of the key risks below may change over time and you should review each risk factor carefully.
Market – Factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the fund's investments and the fund's ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the U.S. and elsewhere.
Government Money Market Fund – The fund operates as a “government” money market fund under applicable federal regulations and invests in U.S. government securities. Circumstances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the fund’s ability to preserve the value of your investment at $1.00 per share. Changes in the rules governing money market funds are likely to result in an increased demand for U.S. government securities, which could affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” on fund redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy.
Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the fund. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.

During periods of extremely low or negative short-term interest rates, the fund may not be able to maintain a positive yield or total return or be able to preserve the value of your investment at $1.00 per share.
U.S. Government Securities – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.
Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.
Large Shareholder – A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
SOFR – Public and private sector actors have worked to establish alternative reference rates, like the Secured Overnight Financing Rate (“SOFR”), to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR has a limited history. There is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.
Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.
The fund’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/investments-fund-center or by calling 1-888-233-4339.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R2

7-DAY YIELD (as of December 31, 2024)
Class R2 = 3.95%
	Quarter Ended	Return
Best Quarter:	12/31/2023	1.17%
Worst Quarter:	9/30/2020	0.00%

Average Annual Total Returns (periods ended December 31, 2024)
	1 Year	5 Years	Since Inception	Inception Date
Class R2				10/13/2017
Return before taxes	4.63%	2.06%	1.79%
Return after taxes on distributions	2.72%	1.21%	1.06%
Return after taxes on distributions and sale of fund shares	2.72%	1.21%	1.06%
Class R4 (Return before taxes only)	4.84%	2.31%	2.06%	10/13/2017
Class I3 (Return before taxes only)	5.01%	2.36%	2.08%	5/19/2017
The total return information for Transamerica Government Money Market reflects the impact of certain contributions by TAM in 2021. Investors should not consider the resulting performance information as an indication of what the fund’s total returns will be in the future.
Call customer service at 1-888-233-4339 for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R2 shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R2 or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
The fund is closed to most new investors. The following investors may continue to purchase shares of the fund: existing fund investors, investors exchanging shares of another Transamerica fund for shares in the same class of the fund, asset allocation funds and other investment products in which the fund is currently an underlying investment option, retirement plans in which the fund is a plan option, any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the fund as a plan option, and current and former trustees of the fund. The fund will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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